Virtus Herzfeld Fund (the “Fund”)

a series of Virtus Opportunities Trust

Supplement dated March 11, 2020 to the Summary Prospectuses

and the Virtus Opportunities Trust Statutory Prospectus,

each dated January 28, 2020, as supplemented

Important Notice to Investors

The table showing Average Annual Total Returns in the “Performance Information” section of the Fund’s summary prospectus and the summary section of the fund’s statutory prospectus, is hereby replaced in its entirety with the following:

	1 Year	5 Year	Since Inception (9/5/12)
Class I
Return Before Taxes	18.57%	6.70%	7.50%
Return After Taxes on Distributions	17.17%	4.79%	5.64%
Return After Taxes on Distributions and Sale of Fund Shares	11.13%	4.53%	5.22%
Class A
Return Before Taxes	11.45%	5.18%	6.37%
Class C
Return Before Taxes	17.32%	5.64%	6.43%
MSCI All-Country World Index (net) (reflects no deduction for fees, expenses or taxes)	26.60%	8.41%	10.24%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	2.65%
Herzfeld Composite Benchmark (reflects no deduction for fees, expenses or taxes)	19.41%	6.43%	7.31%

Investors should retain this supplement with the

Prospectuses for future reference.

VOT 8020/Herzfeld Performance Reclass (03/2020)